AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 28, 2005
SECURITIES ACT FILE NO. 33-12213
INVESTMENT COMPANY ACT FILE NO. 811-05037

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:	[X]
[ ]
Pre-Effective Amendment No. ___
[X]
Post-Effective Amendment No. 212

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:	[X]

Amendment No. 213	[X]

(Check Appropriate Box or Boxes)

PROFESSIONALLY MANAGED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices)
(414) 765-5344
Registrant's Telephone Number, Including Area Code

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and Address of Agent for Service)

WITH A COPY TO:

Julia Allecta
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor.
San Francisco, CA 94103-0441

It is proposed that this filing will become effective (check appropriate box):

[   ] immediately upon filing pursuant to paragraph (b).
[X] on July 29, 2005 pursuant to paragraph (b).
[   ] 60 days after filing pursuant to paragraph (a)(1).
[   ] on (date) pursuant to paragraph (a)(1).
[   ] 75 days after filing pursuant to paragraph (a)(2).
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

HESTER
TOTAL RETURN FUND

July 29, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

HESTER TOTAL RETURN FUND
a series of Professionally Managed Portfolios

The Hester Total Return Fund is a mutual fund that seeks to realize the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk.

The Fund’s investment advisor is Hester Capital Management, LLC
(the “Advisor”)

The date of this Prospectus is July 29, 2005

Table of Contents

AN OVERVIEW OF THE FUND	1
PERFORMANCE	2
FEES AND EXPENSES	3
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS STRATEGIES	4
PRINCIPAL RISKS OF INVESTING IN THE FUND	5
PORTFOLIO HOLDINGS INFORMATION	5
INVESTMENT ADVISOR	6
SHAREHOLDER INFORMATION	6
PRICING OF FUND SHARES	12
SERVICE FEES	12
DIVIDENDS AND DISTRIBUTIONS	13
TAX CONSEQUENCES	13
FINANCIAL HIGHLIGHTS	15
PRIVACY NOTICE	16

AN OVERVIEW OF THE FUND

WHAT IS THE FUND’S INVESTMENT GOAL?
The Fund seeks to realize the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. The Fund’s investment goal, which is not deemed fundamental, may be changed without shareholder vote with at least 60 days’ notice.

WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?
The Fund invests in equity and higher quality fixed-income securities. The percentage of assets allocated between equity and fixed-income securities is flexible rather than fixed. Because the Fund seeks to produce the maximum total return consistent with reasonable risk, a significant portion of the Fund’s assets has historically been allocated to common stocks. The Advisor focuses on the common stocks of companies that have a medium to large market capitalization. The Advisor uses fundamental research and analysis to determine which particular stocks to purchase or sell. Fixed-income securities include U.S. Treasury and agency obligations as well as asset-backed and investment-grade corporate securities.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
There is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

• The stock market goes down
• Interest rates rise which can result in a decline in both the equity and fixed-income markets
• Securities of medium sized companies involve greater risk of loss than investing in larger companies
• Stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated

WHO MAY WANT TO INVEST IN THE FUND?
The Fund may be appropriate for investors who:

• Are pursuing a long-term goal such as retirement
• Are seeking total return from both capital gains and income
• Are willing to accept a moderate degree of market volatility

The Fund may not be appropriate for investors who: • Are pursuing a short-term goal • Are seeking a steady level of income

PERFORMANCE

The following performance information indicates some of the risks of investing in the Fund. The bar chart illustrates how the Fund’s total return has varied from year to year. The table illustrates the Fund’s average annual total return over time compared with broad-based market indices as well as with a “blended” index. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns*

*The Fund’s year-to-date return as of June 30, 2005 was (2.70%). Prior to September 30, 1998, the Fund was advised by a different investment manager. Performance from October 12, 1988, the inception date of the Fund, to September 30, 1998 is not shown.

During the period shown in the bar chart, the Fund’s highest quarterly return was 16.15% for the quarter ended December 31, 2001 and the lowest quarterly return was (14.44%) for the quarter ended June 30, 2002.

Average Annual Total Returns as of December 31, 2004(1)

	1 Year	3 Years	5 Years	Since Inception(1)
Hester Total Return Fund
Return Before Taxes	16.29%	6.60%	4.70%	8.74%
Return After Taxes on Distributions (2)	15.01%	5.51%	3.41%	7.23%
Return After Taxes on Distributions and Sale of Fund Shares (2),(3)	12.26%	5.39%	3.58%	7.06%
S&P 500 Index (4)	10.88%	3.59%	(2.30%)	4.37%
Lehman Brothers Intermediate Government/Credit Index (5)	3.04%	5.69%	7.21%	5.84%
Blended Index - S&P 500 Index and Lehman Brothers Intermediate Government/Credit Index (6)	8.92%	4.12%	0.08%	4.75%

(1) Prior to September 30, 1998, the Fund was advised by a different investment manager. Performance from October 12, 1988, the inception date of the Fund, to September 30, 1998 is not shown.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3) The “Return After Taxes on Distributions and Sale of Fund Shares” figure is higher for certain periods because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

(4) The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

(5) The Lehman Brothers Intermediate Government/Credit Index includes all investment grade government and corporate bonds with a maturity between 1 and 10 years. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

(6) These figures represent a blend of the performance of both the S&P 500 Index (75%) and the Lehman Brothers Intermediate Government/Credit Index (25%). This combined index was created by the Advisor because it reflects the asset allocation between equity and fixed-income securities that the Fund intends to maintain in the coming fiscal year. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees* (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	0.70%
Other Expenses	1.06%
Total Annual Fund Operating Expenses	1.76%
Expense Reduction/Reimbursement**	-0.06%
Net Annual Fund Operating Expenses**	1.70%

* Although no sales loads or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by the Fund’s Transfer Agent. If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Transfer Agent.
** The Advisor has contractually agreed to reduce and/or reimburse expenses through July 31, 2006 so that Net Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses) do not exceed 1.70% of the Fund’s net assets on an annual basis. The Advisor may request a reimbursement of any reduction in advisory fees or payment of expenses made by the Advisor within three fiscal years following the year to which the reduction or payment relates if the Fund’s expenses are less than the above limit agreed to by the Fund. Any such reimbursement is subject to prior Board of Trustees review and approval.

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

One Year	$ 173
Three Years	$ 548
Five Years	$ 949
Ten Years	$2,068

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS STRATEGIES

The goal of the Fund is to seek the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk.

The Advisor has the flexibility to select among different types of investments for growth and income and to alter the composition of the Fund’s portfolio as economic and market trends change. The Fund may invest all of its assets in either equity securities or in fixed-income debt securities. During the Fund’s last fiscal year and as of the date of this Prospectus, in excess of 75% of the Fund’s assets has been invested in shares of common stock.

In selecting equity investments for the Fund, the Advisor uses fundamental analysis. The Advisor focuses on stocks of companies:

• That have a market capitalization equal to or in excess of $2 billion (commonly known as “mid-cap” stocks).

• That have a market capitalization in excess of $5 billion (commonly known as “large-cap” stocks).

The Advisor expects that, under normal market conditions, the Fund’s equity holdings may include investments in 45 to 50 companies.

The Advisor will sell securities in the Fund’s portfolio when, in its opinion, there has been a deterioration in a company’s fundamentals or when the security has reached the price targeted by the Advisor.

Fixed-income securities held by the Fund are expected to include U.S. Treasury and agency obligations, asset-backed securities and investment grade corporate debt securities. Investment grade debt securities are generally considered to be those rated Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s Ratings Group (“S&P”), or if unrated, determined by the Advisor to be of equal quality. Securities which are rated Baa by Moody’s or BBB by S&P, the lowest tier of investment grade, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Typically, the average maturity for the fixed-income portion of the Fund’s portfolio would be between two and ten years. However, the Fund may purchase fixed-income securities with longer maturity periods, such as thirty-year U.S. government bonds.

The Fund anticipates that it will have a low rate of portfolio turnover. This means that the Fund has the potential to be a tax efficient investment. This should result in the realization and the distribution to shareholders of lower capital gains, which would be considered tax efficient. This anticipated lack of frequent trading may also lead to lower transaction costs, which could help to improve performance.

Under normal market conditions, the Fund will stay fully invested in stocks or bonds. However, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents such as, certificates of deposits, bankers’ acceptances, time deposits, commercial paper or short-term notes, in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund that may adversely affect the Fund’s net asset value or total return have previously been summarized under “An Overview of the Fund.” These risks are discussed in more detail below.

Market Risk. The risk that the market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Medium-Size Company Risk. The risk of investing in securities of medium-sized companies may involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic share price changes than larger companies. Such companies may have limited product lines, markets or financial resources and their securities may have limited market liquidity.

Debt Securities Risk. The market value of debt securities are sensitive to prevailing interest rates. Generally, when interest rates rise, the debt security’s value declines and when interest rates decline, its market value rises. Generally, the longer the remaining maturity of a security, the greater the effect of interest rate changes on the market value of the security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness affect the market value of debt securities of that issuer.

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings are disclosed quarterly within 60 days of the end of each fiscal quarter, in the Annual Report and Semi-Annual Report to Fund shareholders, and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports are available by contacting the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (866) 811-0215. In addition, the Fund discloses its calendar quarter end top 10 holdings and certain other portfolio characteristics on the Fund’s website at https://www.hestercapital.com/HESTER/WEB/me.get?web.websections.show&SCH5185_192 within 15 calendar days after the calendar quarter end. The calendar quarter-end top 10 holdings for the Fund will remain posted on the website at least until the date of the next required regulatory filing with the SEC. Portfolio holdings information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the website. A more detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

INVESTMENT ADVISOR

Hester Capital Management, L.L.C. is the investment advisor to the Fund. The Advisor’s address is 1301 South Mo-Pac Expressway, Suite 350, Austin, TX 78746. The Advisor provides investment advisory services to individual and institutional investors, with assets under management of approximately $1.3 billion. The Advisor provides the Fund with advice on buying and selling securities. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a monthly investment advisory fee based upon the Fund’s average daily net assets. For the fiscal year ended March 31, 2005, the Advisor received advisory fees of 0.68% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement with the Advisor is available in the SAI.

Expense Limitation Agreement

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce and/or reimburse expenses through July 31, 2006 so that Net Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses) do not exceed 1.70% of the Fund’s net assets on an annual basis. Any reduction in advisory fees or payment of expenses made by the Advisor are subject to reimbursement by the Fund if requested by the Advisor in subsequent fiscal years. Under the expense limitation agreement, the Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Trustees, who may terminate the reimbursement arrangement at any time. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

Portfolio Managers

Mr. I. Craig Hester, C.F.A., C.I.C., President of the Advisor, and Mr. John E. Gunthorp, C.F.A., C.I.C., Executive Vice President of the Advisor, are responsible for the management of the Fund’s portfolio. Each has been associated with the Advisor for more than the past ten years.

The Fund’s SAI provides additional information about the managers’ compensation, other accounts they manage and their ownership of securities in the Fund.

SHAREHOLDER INFORMATION

How to Buy Shares

You may open a Fund account with $1,000 and add to your account at any time with $250 or more. You may open a retirement plan account with $500 and add to your account at any time with $100 or more. Your order will not be accepted until the completed Account Application is received by the Fund or the Transfer Agent. After you have opened a Fund account, you also may make automatic subsequent monthly investments with $25 or more through the Automatic Investment Plan. The minimum investment requirements may be waived from time to time by the Fund.

Payment should be made by check drawn on a U.S. bank, savings and loan, credit union or sent by wire transfer. All purchases by check must be in U.S. dollars. Checks should be made payable to “Hester Total Return Fund.” The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Fund shares. If your check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Fund as a result. The Fund does not issue share certificates and its shares are not registered for sale outside of the United States. The Fund reserves the right to reject any purchase in whole or in part.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Corporate, trust and other entity accounts require further documentation. Please contact the Transfer Agent at (866) 811-0215 if you need additional assistance when completing your Application.

If the Transfer Agent does not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

By Check. If you are making an initial investment in the Fund, simply complete the Account Application included with this Prospectus and mail it with a check made payable to “Hester Total Return Fund” to:

FOR REGULAR MAIL DELIVERY
Hester Total Return Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

FOR OVERNIGHT DELIVERY
Hester Total Return Fund
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

Note: the Fund does not consider the U.S. Postal Services or other independent delivery service to be its agent.

If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to “Hester Total Return Fund” to the Fund in the envelope provided with your statement or to the address noted above. Your account number should be written on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

By Wire. If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed Account Application. You can mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, and your name so that monies can be correctly applied. You should call the Transfer Agent at (866) 811-0215 between 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange (“NYSE”) is open for trading to advise them that you are making an investment by wire, in order to ensure proper credit upon receipt. Your bank should transmit funds by wire to:

U.S. Bank, NA
777 E. Wisconsin Ave
Milwaukee, WI 53202
ABA Routing Number 075000022
For credit to U.S. Bancorp Fund Services, LLC
DDA #112-952-137
For further credit to Hester Total Return Fund
[shareholder name and account number]

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.

Through Brokers. You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund’s Transfer Agent. Your order will be priced at the Fund’s net asset value next computed after it is received by the authorized broker or the broker’s designee and accepted by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records. The Advisor may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s prospectus.

Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan. Under this Plan, after your initial investment, you authorize the Fund to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $25. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. Your signed application must be received at least 15 business days prior to the initial transaction. A fee ($25) will be imposed if your automatic investment plan transaction is returned. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent. Please contact your financial institution to determine if it participates in the Automated Clearing House system (“ACH”) in order to participate in the Automatic Investment Plan.

Retirement Plans. The Fund offers an Individual Retirement Account (“IRA”) plan. You may obtain information about opening an IRA account by calling the Transfer Agent at (866) 811-0215.

How to Sell Shares

You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your investment representative.

By Mail. You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. No redemption request will become effective until all documents have been received in proper form by the Transfer Agent. Shareholders should contact the Transfer Agent at (866) 811-0215 for further information concerning documentation required for a redemption of Fund shares. You should send your redemption request to:

FOR REGULAR MAIL DELIVERY
Hester Total Return Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

FOR OVERNIGHT DELIVERY
Hester Total Return Fund
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

The Transfer Agent may require a signature guarantee for certain redemption requests such as redemption requests made payable to a name that is different than on the account statement or an address not on record with the Fund. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to a different address than that registered on the account;
•	If the proceeds are to be made payable to someone other than the account’s owner(s);
•	Any redemption transmitted by federal wire transfer to a bank other than the bank of record;
•	If adding or changing any automated bank instructions on an existing account;
•	When adding telephone redemption to an account;
•	If a change of address request has been received by the Transfer Agent within the last 30 days; and
•	For all redemptions over $50,000 from any shareholder account.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

By Telephone. If you complete the Redemption by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent at (866) 811-0215 between the hours of 9:00 a.m. and 4:00 p.m., Eastern time. Redemption proceeds will be sent on the next business day and mailed to the address that appears on the Transfer Agent’s records. Redemption proceeds may also be wired to the bank account you designated on your account or sent by electronic funds transfer through the ACH network to your designated bank account. In order to have proceeds sent via ACH, your bank must be a member of the ACH network. There is no charge to have proceeds sent by electronic funds transfer; however, proceeds usually arrive at your bank two days after we process your redemption. For a $15.00 fee, which will be deducted from your account balance on dollar specific trades, and from the proceeds on complete redemptions and share specific trades, we can transmit the proceeds by wire to a pre-authorized bank account. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request or for redemptions over $50,000 from any shareholder account. If you have a retirement account, you may not redeem shares by telephone.

When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your account. Before executing an instruction received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days’ notice to shareholders.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at (866) 811-0215 for instructions.

You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this prospectus. If you did not purchase your shares with a wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared.

The Fund may redeem the shares in your account if the value of your account is less than $1,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $1,000 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action.

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash.

The Fund may be required to withhold federal income tax at a rate of 28% (backup withholding) from dividend payments, distributions and redemption proceeds if a shareholder fails to furnish the Fund with his/her correct social security or tax identification number. The shareholder must certify that the number provided on the purchase application is correct and that he/she is not subject to backup withholding.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Systematic Withdrawal Program. As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program. In order to participate in this Program, you must redeem a minimum amount of $100 per payment, and your Fund account must have a value of at least $10,000. . You may also elect to have proceeds sent to your designated bank account via the ACH network, if your bank is a member. You may choose to receive a payment each month, calendar quarter, or on an annual basis. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Program at any time by contacting the Transfer Agent.

A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Tools to Combat Frequent Transactions. The Fund is intended for long-term investors and does not accommodate frequent transactions. The Fund’s Board of Trustees have adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all of a Fund’s shareholders. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity, and using fair value pricing, as determined by the Fund’s Board of Trustees, when the Advisor determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that they believe is consistent with shareholder interests. Except as noted in the Prospectus, the Fund applies all restrictions uniformly in all applicable cases.

The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Advisor to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is severely limited because the Fund does not have access to the underlying shareholder account information. However, the Fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

PRICING OF FUND SHARES

Shares of the Fund are sold at net asset value per share (“NAV”), which is determined by the Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share), although fair value determinations may be made as described below if the Board of Trustees decides it is necessary. Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests made in accordance with the requirements of this Prospectus. The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily.

Occasionally, events affecting the value of foreign securities or other securities held by the Fund occur when regular trading on foreign securities is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board of Trustees. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation. If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.

SERVICE FEES

The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation would be in addition to any service fees paid by the Fund. These additional cash payments would generally be made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Fund’s Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. The Fund typically distributes any undistributed net investment income in December. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year. The Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution. If you elect to receive distributions and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund's then current net asset value and to reinvest all subsequent distributions. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution.

TAX CONSEQUENCES

The Fund intends to make distributions of ordinary income and capital gains. In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income or capital gain. Dividends and Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains. A portion of the ordinary income dividends paid to you by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Each year, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

If you sell or exchange your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding or if the IRS instructs the Fund to do so.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

This table shows the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker, independent registered public accounting firm. Their report and the Fund’s financial statements are included in the Annual Report dated March 31, 2005, which is available upon request.

For a capital share outstanding throughout each year
Year Ended March 31,

	2005	2004	2003	2002	2001
Net asset value, beginning of year	$33.76	$26.19	$34.76	$32.65	$40.66

Income from investment operations:
Net investment income (loss)	(0.10)	(0.17)	(0.02)	0.04	0.16
Net realized and unrealized gain (loss)
on investments	2.92	9.12	(6.76)	3.06	(4.37)
Total from investment operations	2.82	8.95	(6.78)	3.10	(4.21)

Less distributions:
From net investment income	-	-	(0.04)	(0.06)	(0.10)
From net realized gain	(2.72)	(1.38)	(1.75)	(0.93)	(3.70)

Total distributions	(2.72)	(1.38)	(1.79)	(0.99)	(3.80)

Net asset value, end of year	$33.86	$33.76	$26.19	$34.76	$32.65

Total return	8.20%	34.52%	(19.65)%	9.63%	(11.31)%

Ratios/supplemental data:
Net assets, end of year (millions)	$13.0	$10.1	$10.0	$14.4	$12.6

Ratio of expenses to average net assets :
Before fees waived and expenses absorbed	1.76%	1.91%	1.89%	1.59%	1.51%
After fees waived and expenses absorbed	1.74%	1.91%	1.89%	1.59%	1.51%
Ratio of net investment income to average net assets:

Before fees waived and expenses absorbed	(0.36)%	(0.52)%	(0.09)%	0.11%	0.31%
After fees waived and expenses absorbed	(0.34)%	(0.52)%	(0.09)%	0.11%	0.31%

Portfolio turnover rate	25.46%	24.18%	16.94%	9.80%	20.85%

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and
• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility and require third parties to treat your non-public information with the same high degree of confidentiality. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
HESTER CAPITAL MANAGEMENT, L.L.C.
1301 South Mo-Pac Expressway, Suite 350
Austin, TX 78746

Distributor
QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, NATIONAL ASSOCIATION
425 Walnut Street, 6th Floor
Cincinnati, OH 45202

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 811-0215

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105-3441

HESTER TOTAL RETURN FUND
a series of Professionally Managed Portfolios

TICKER: AHTRX
CUSIP: 742935703

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus. You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Hester Total Return Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: (866) 811-0215

You can review and copy information including the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. Shareholder reports and other information about the Fund are also available:

• Free of charge from the Fund’s Internet web site at www.hestercapital.com, or
• Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov., or
• For a fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-0102, or
• For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-05037)

STATEMENT OF ADDITIONAL INFORMATION
July 29, 2005

HESTER TOTAL RETURN FUND
a series of
PROFESSIONALLY MANAGED PORTFOLIOS
Four Barton Skyway
1301 South Mo-Pac Expressway, Suite 350
Austin, TX 78746
(866) 811-0215

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated, July 29, 2005, as may be revised, of the Hester Total Return Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”). Hester Capital Management, L.L.C. (the “Advisor”) is the investment advisor to the Fund. A copy of the Fund’s Prospectus is available by calling the number listed above.

The Fund’s financial statements for the fiscal year ended March 31, 2005, are incorporated herein by reference to the Fund’s Annual Report dated March 31, 2005. A copy of the Annual Report may be obtained without charge by calling or writing the Fund as shown above.

TABLE OF CONTENTS

THE TRUST	1
INVESTMENT OBJECTIVE AND POLICIES	1
INVESTMENT RESTRICTIONS	10
DISTRIBUTIONS AND TAX INFORMATION	11
TRUSTEES AND EXECUTIVE OFFICERS	14
THE FUND’S INVESTMENT ADVISOR	18
PORTFOLIO MANAGERS	19
SERVICE PROVIDERS	21
THE FUND’S DISTRIBUTOR	22
EXECUTION OF PORTFOLIO TRANSACTIONS	22
REVENUE SHARING AGREEMENTS	24
PORTFOLIO TURNOVER	25
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	25
DETERMINATION OF SHARE PRICE	28
ANTI-MONEY LAUNDERING PROGRAM	29
PORTFOLIO HOLDINGS INFORMATION	29
PERFORMANCE INFORMATION	31
PROXY VOTING POLICIES AND PROCEDURES	32
GENERAL INFORMATION	32
FINANCIAL STATEMENTS	33
APPENDIX A	34
APPENDIX B	1
APPENDIX C	2

THE TRUST

The Trust is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios.  This SAI relates only to the Fund.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

INVESTMENT OBJECTIVE AND POLICIES

The Hester Total Return Fund is a mutual fund with the investment objective of seeking the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. Prior to September 30, 1998, the Fund was known as the Avondale Total Return Fund. Prior to July 31, 2002 the Fund was known as the Avondale Hester Total Return Fund.

The Fund is diversified (see fundamental investment restriction 1 under “Investment Restrictions”). Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. Then a fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal laws.

The following information supplements the discussion of the Fund’s investment objective and policies as set forth in its Prospectus. There can be no guarantee that the Fund’s objective will be attained.

Preferred Stock

A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Repurchase Agreements

The Fund may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the Investment Company Act of 1940 (the “1940 Act”), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. government security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. government security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

When-Issued Securities

The Fund may from time to time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for them take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund’s intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund’s Custodian will segregate liquid assets equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.

Illiquid Securities

The Fund may not invest more than 10% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Trust’s Board of Trustees, to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to sell them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not reflect the actual liquidity of such investments. These securities might be adversely affected if qualified institutional buyers were unwilling to purchase such securities. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Trust’s Board of Trustees may determine that such securities are not illiquid securities despite their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Investment Company Securities

The Fund may invest its assets in shares of other investment companies. The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If the Fund invests in investment companies, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company.

U.S. Government Obligations

U.S. government securities include direct obligations issued by the United States Treasury, such as Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years). They also include U.S. government agencies and instrumentalities that issue or guarantee securities, such as the Federal Home Loan Banks, The Federal National Mortgage Association (“FNMA”) and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury, others by discretionary authority of the U.S. government to purchase the agencies’ obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to asset a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Mortgage-Related Securities

Mortgage related securities include mortgage pass-through securities, which represent interests in pools of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U. S. government (in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”), or by agencies and instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized mortgage obligations (“CMO’s”) are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMO’s may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMO’s are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. Other mortgage related securities include those that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities and may be structured in classes with rights to receive varying proportions of principal and interest. Certain government interest-only and principal-only fixed mortgage-backed securities may be considered liquid under guidelines to be established by the Board of Trustees, if, under such procedures, they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. Any interest-only and principal-only securities not determined to be liquid under these guidelines will be subject to the Fund’s limitations on illiquid securities as set forth in the Prospectus.

Asset-Backed Securities

The Fund may invest in asset-backed securities, which represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans such as motor vehicle retail installment sales contracts or credit card receivables. Asset-backed securities are generally issued by governmental, government-related and private organizations. Payments are typically made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity and, hence, the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest. Although generally rated investment grade, it is possible that the securities could become illiquid or experience losses of guarantors’ or insurers’ defaults.

Corporate Debt Securities

The Fund may invest in investment-grade corporate debt securities. Investment-grade securities are generally considered to be those rated BBB or better by Standard & Poor’s Ratings Group (“S&P”) or Baa or better by Moody’s Investor’s Service, Inc. (“Moody’s”) or, if unrated, deemed to be of comparable quality by the Advisor. Securities that are rated Baa by Moody’s or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. If a security’s rating is reduced while it is held by the Fund, the Advisor will consider whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates. The ratings for corporate debt securities are described in Appendix A.

Securities Lending

Although the Fund’s objective is capital appreciation, the Fund may lend up to 30% of its portfolio securities in order to generate additional income. Securities may be loaned to broker-dealers, major banks or other recognized domestic institutional borrowers of securities who are not affiliated with the Advisor or Distributor and whose creditworthiness is acceptable to the Advisor. The borrower must deliver to the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the loaned securities at all times during the loan. During the time the portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities. The Fund may invest the cash collateral and earn additional income or it may receive an agreed-upon amount of interest income if the borrower has delivered equivalent collateral or a letter of credit. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Fund or the borrower at any time.

Foreign Securities

The Fund may invest up to 15% of its total assets in securities of foreign issuers, including Depository Receipts.

American Depository Receipts, European Depository Receipts and Global Depository Receipts. The Fund may invest in securities of foreign issuers in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs, EDRs and GDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of some foreign countries may not be as stable as those of the United States. Governments in some foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are affected by the trade policies and economic conditions of their trading partners. If these trading partners enact protectionist trade legislation, it could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Advisor expects that many foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Also, settlement practices for transactions in foreign markets may differ from those in United States markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities and less financial information available to issuers, than is available in the United States.

Taxes. The interest and dividends payable on some of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to buying certificates of deposit and bankers’ acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix B.

INVESTMENT RESTRICTIONS

The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. The Fund may not:

1. With respect to 75% of its total assets: (a) invest more than 5% of its total assets (taken at market value at the time of investment) in the securities of any one issuer, or (b) acquire more than 10% of the outstanding voting securities of any one issuer (at the time of acquisition); except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

3. (a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 10% of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

    (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33 1/3% of its assets.

4. Purchase securities on margin, sell securities short, participate on a joint basis or joint and several basis in any securities trading account or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

5. Buy or sell interests in oil, gas or mineral exploration or development programs or real estate. (Does not preclude investments in marketable securities of issuers engaged in such activities.)

6. Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any of the Trustees or officers of the Trust or the Fund’s Investment Advisor owns beneficially more than ½ of 1%, and all such Trustees or officers holding more than ½ of 1% together own beneficially more than 5% of the issuer’s securities.

7. Purchase or sell real estate, commodities or commodity contracts or invest in put, call, straddle or spread options. (As a matter of operating policy, the Board of Trustees may authorize the Fund to engage in certain activities involving options and/or futures for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)

8. Invest, in the aggregate, more than 10% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

9. Invest in any issuer for purposes of exercising control or management.

10. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

11. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

The Fund observes the following policy, which is not deemed fundamental and which may be changed without shareholder vote.

1. The Fund may not invest in securities of other investment companies except as permitted under the 1940 Act.

Except with respect to borrowing and illiquid securities, if a percentage restriction described in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, the Fund typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify and elect to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. It is the Fund’s policy to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income tax or excise taxes based on net income. To avoid the excise tax, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the one-year period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal excise tax. If the Fund does not qualify as a regulated investment company, it may be taxed as a corporation.

The Fund’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry forward of the Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Portfolio designates the amount distributed as a qualifying dividend. This designated amount cannot, however, exceed the aggregate amount of qualifying dividends received by the Portfolio for its taxable year. The deduction, if any, may be reduced or eliminated if Portfolio shares held by a corporate investor are treated as debt-financed or are held for fewer than 46 days.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

A redemption or exchange of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption or exchange of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. In determining gain or loss from an exchange of Fund shares for shares of another mutual fund, the sales charge incurred in purchasing the shares that are surrendered will be excluded from their tax basis to the extent that a sales charge that would otherwise be imposed in the purchase of the shares received in the exchange is reduced. Any portion of a sales charge excluded from the basis of the shares surrendered will be added to the basis of the shares received. Any loss realized upon a redemption or exchange may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption or exchange.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of ordinary income and capital gains as well as gross proceeds from the redemption of Portfolio shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to certify the person’s taxpayer identification number.

The Fund will not be subject to corporate income tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such charges could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein and, as such, is subject to change. In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstance.

TRUSTEES AND EXECUTIVE OFFICERS

The Trustees of the Trust are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust
Dorothy A. Berry* (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc. (investment advisory and financial publishing firm).	1	None.
Wallace L. Cook* (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Financial Consultant, formerly Senior Vice President, Rockefeller Trust Co.; Financial Counselor, Rockefeller & Co.	1	None.
Carl A. Froebel* (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services). Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).	1	None.
Rowley W.P. Redington* (born 1944) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	President; Intertech Computer Services Corp. (computer services and consulting).	1	None.

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustees	Other Directorships Held
Interested Trustee of the Trust
Steven J. Paggioli** (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Consultant since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	1	Trustee, Managers Funds; Trustee, Managers AMG Funds.
Officers of the Trust
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer	Indefinite Term since August 2002. Indefinite Term since September 2004.	Vice President, U.S. Bancorp Fund Services, LLC since July 2001; formerly, Senior Vice President, ICA (May 1997-July 2001).	1	Not Applicable.
Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term since August 2002.	Vice President, U.S. Bancorp Fund Services, LLC since 1997; Chief Financial Officer, Quasar Distributors, LLC since 2000.	1	Not Applicable.
Chad E. Fickett (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite Term since March 2002.	Vice President, U.S. Bancorp Fund Services, LLC since July 2000.	1	Not Applicable.
 * Denotes those Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Interested Trustees”).
** Denotes Trustee who is an “interested person” of the Trust under the 1940 Act. Mr. Paggioli is an interested person of the Trust by virtue of his prior relationship with Quasar Distributors, LLC, the Fund’s principal underwriter.
*** The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

Compensation

Set forth below is the rate of compensation received by the Trustees. Each Independent Trustee receives an annual retainer of $10,000 and a fee of $3,500 for each regularly scheduled meeting. These Trustees also receive a fee of $1,000 for any special meeting attended. The Chairman of the Board of Trustees receives an additional annual retainer of $6,000. Independent Trustees are also reimbursed for expenses in connection with each Board meeting attended. This amount is allocated among each of the Trust’s portfolios. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund [1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex [2] Paid to Trustees
Dorothy A. Berry, Trustee	$1,369	None	None	$1,369
Wallace L. Cook, Trustee	$1,095	None	None	$1,095
Carl A. Froebel, Trustee	$1,095	None	None	$1,095
Rowley W.P. Redington, Trustee	$1,095	None	None	$1,095
Steve J. Paggioli, Interested Trustee	$ 0	None	None	$0
1 For the fiscal year ended March 31, 2005.
2 There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the Fund. For the fiscal year ended March 31, 2005, Trustees’ fees and expenses in the amount of $89,250 were allocated to the Trust.

Trust Committees

The Trust has three standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee and the Valuation Committee.

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee did not meet during the Fund’s prior fiscal year. The Nominating Committee will consider nominees nominated by shareholders. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

The Audit Committee is comprised of all of the Independent Trustees. It does not include interested Trustees of the Trust. The Audit Committee typically meets once per year with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. The Audit Committee met once with respect to the Fund during the Fund’s last fiscal year.

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of one or more Independent Trustees and the Trust’s Treasurer. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee did not meet during the Fund’s last fiscal year with respect to the Fund.

Control Persons, Principal Shareholders and Management Ownership

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

As of June 30, 2005, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Principal Shareholders of the Hester Total Return Fund
Name and Address	% Ownership	Type of Ownership
Kelly & Robert Wright Trust 3009 Paradise Street Vernon, TX 76384-5234	10.25%	Record and Beneficial
Charles Schwab & Co, Inc. FBO Its Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	8.64%	Record
James L. Huffines P.O. Box 338 Lewisville, TX 75067-0338	8.51%	Record
First Trust Corporation Trust FBO Humphrey Printing Company Inc. P.O. Box 5508 Denver, CO 80217-5508	5.97%	Record
S. Ray & Ann G. Huffines 2805 Waterside Drive Plano, TX 75093-8806	5.80%	Record

As of June 30, 2005, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. As of December 31, 2004, no Trustee beneficially owned shares of the Fund. Furthermore, as of December 31, 2004, neither the Independent Trustees nor members of their immediately family, own securities beneficially or of record in the Advisor, any principal underwriter to the Fund or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, any principal underwriter or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, any principal underwriter or any affiliate thereof was a party.

THE FUND’S INVESTMENT ADVISOR

As stated in the Prospectus, investment advisory services are provided to the Fund by Hester Capital Management, L.L.C., the Advisor, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Advisor is a majority-owned subsidiary of Plains Capital Corporation (“Plains”), a Texas based financial services company.

After its initial term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees of the Trust (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon 60 days’ written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act. The Advisor is controlled by its officers and directors.

In approving the continuation of the Advisory Agreement on behalf of the Fund at a meeting held in June 2004, the Board (including the Independent Trustees) primarily considered, among other things, the following matters: information regarding the Advisor including those relating to the Advisor’s personnel; the nature and quality of the services provided and to be provided by the Advisor under the Advisory Agreements; the fees paid to and expenses borne by the Advisor; the Fund’s expense limitation, fee waiver, and performance of the Fund relative to the Fund’s benchmark; comparable fee and expense information respecting other similar unaffiliated mutual funds; the level of profits that could be expected to accrue to the Advisor from the fees payable under such Advisory Agreement; and the Fund’s brokerage, related commissions, and the use of soft dollars by the Advisor. The Board also discussed: (a) the Advisor’s performance (on an absolute and relative basis); (b) the Advisor’s adherence to compliance procedures; (c) the Advisor’s generally positive relationship with the Board; (d) the Advisor’s marketing activity and commitment to responsible Fund growth; (e) the overall quality of services provided to the Fund; (f) the cost structure of the Fund relative to its peer group; and (g) the satisfaction of the Fund’s shareholders with their investment choice. After reviewing such information as they deemed necessary, the Board (including a majority of the Independent Trustees) concluded that the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Prior to September 30, 1998, advisory services were provided by a different investment manager.

For the fiscal years ended March 31, 2005, 2004, and 2003, the Advisor received advisory fees of $80,467, $69,500, and $78,482, respectively, net of fee reductions.

The Fund is responsible for its own operating expenses. The Advisor, however, has contractually agreed to reduce fees payable by the Fund, and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the “Fees and Expenses” Table (the “expense cap”) of the Prospectus. Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.

Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year in any subsequent fiscal year over the following three fiscal years. Before the Advisor may receive any such reimbursement, the Trustees must review and approve it and any such reimbursement may not be paid prior to the Fund’s payment of current ordinary Fund expenses. The Trustees may terminate this expense reimbursement arrangement at any time.

PORTFOLIO MANAGERS

Mr. Ira Craig Hester and Mr. John E. Gunthorp serve as the lead portfolio manager and portfolio manager, respectively, for the Fund and are jointly responsible for the management of the Fund’s portfolio. In addition to the Fund, Mr. Hester and Mr. Gunthorp manage the following other accounts as of March 31, 2005:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Ira Craig Hester
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	64	$363,956,663	0	$0
John E. Gunthorp
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	78	$260,774,331	0	$0

Mr. Hester’s and Mr. Gunthorp’s compensation as the Fund’s portfolio managers consists of a fixed base salary and a competitive incentive pay program comprised of performance-based bonuses, all of which are paid by the Advisor and not the Fund. The bonuses are based on the Fund’s pre-tax performance compared both to a blended custom index and the Lipper Large Cap Value Index. Bonuses are calculated on a calendar year time frame, and there are no differences between the method used to determine compensation with respect to the Fund and other accounts. The portfolio managers do not receive deferred compensation. The portfolio managers may also contribute to the Advisor’s 401(k) plan where the Advisor may provide discretionary matching contributions to all participants.

Because the Advisor performs investment management services for various clients, certain material conflicts of interest could arise. The Advisor may give advice and take action with respect to its other clients that may differ from advice given or the timing or nature of action taken with respect to the Fund. The Advisor will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that the Advisor, its principals, its affiliates, or its employees may purchase for themselves or for other clients at the same time or same price. Where the Advisor buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

In addition, the Advisor’s employees and/or relatives of employees may invest in shares of other investment vehicles managed by the Advisor resulting in a potential conflict where the Advisor’s other clients may be favored over the Fund. Thus, the portfolio managers for the Fund may be presented with potential conflicts of interests in the allocation of investment opportunities, the allocation of their time and investment ideas and the allocation of aggregated orders among the Fund’s accounts and other accounts managed by the portfolio managers, including among any affiliated client accounts or any accounts in which the portfolio managers may have personal investments. The Advisor utilizes trade aggregation and allocation procedures to address this potential conflict. Pre-clearance of an investment in the Fund by employees is required under the Advisor’s code of ethics.

      The following indicates the dollar range of each portfolio manager’s beneficial ownership of shares in the Fund.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001-$1,000,000, Over $1,000,000)
Ira Craig Hester	$10,001-$50,000
John E. Gunthorp	$10,001-$50,000

SERVICE PROVIDERS

Administrator, Transfer Agent and Fund Accountant

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Administrator”), provides administrative services to the Fund pursuant to an Administration Agreement. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund’s ability to sell shares in all states where it currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund’s servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund’s daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. Pursuant to the Administration Agreement, for its services, the Administrator receives 0.15% of the Fund’s average daily net assets or $30,000 minimum fee, whichever is greater. USBFS also serves as fund accountant, transfer agent and dividend disbursing agent under separate agreements. The Administrator, the Distributor, and the Custodian are affiliated entities under the common control of U.S. Bancorp.

During each of the fiscal years ended March 31, 2005, 2004, and 2003, the Administrator received fees of $29,981, $30,000, and $30,000, respectively.

Custodian

U.S. Bank, National Association, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian for the securities and cash of the Fund. Under the Custodian Agreement, U.S. Bank, National Association holds the Fund’s portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

Independent Registered Public Accounting Firm and Legal Counsel

Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund whose services include auditing the Fund’s financial statements and the performance of related tax services.

Paul, Hastings, Janofsky & Walker, LLP, 55 Second Street, 24th Floor, San Francisco, California 94105-3441 is legal counsel to the Fund.

THE FUND’S DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”), serves as distributor for the Fund. Pursuant to a distribution agreement between the Fund and the Distributor, the Distributor provides certain administration services and promotes and arranges for the sale of Fund shares. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (“NASD”).

The Distribution Agreement continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the applicable Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by the parties thereto upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the NASD and the SEC.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services (as defined by Section 28(e) under the Securities and Exchange Act) to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts or mutual funds (“Funds”) managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or Funds. In such event, the position of the Fund and such client account(s) or Funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or Funds seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or Funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or Funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.
For the fiscal year ended March 31, 2005, the Fund paid $7,282 in brokerage commissions with respect to portfolio transactions. Of such amount, $0 was paid to firms for research, statistical or other services provided to the Advisor. For the fiscal year ended March 31, 2004, the Fund paid $9,976 in brokerage commissions with respect to portfolio transactions. Of such amount, $4,628 was paid to firms for research, statistical or other services provided to the Advisor. For the fiscal year ended March 31, 2003, the Fund paid $9,011 in brokerage commissions with respect to portfolio transactions. Of such amount, $3,993 was paid to firms for research, statistical or other services provided to the Advisor.

REVENUE SHARING AGREEMENTS

The Advisor, out of its own resources and not out of Fund assets (i.e ., without additional cost to the Fund or its shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the service fees and other fees paid by the Fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Fund, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s prospectus. As of June 30, 2005, the Advisor does not have revenue sharing arrangements with any brokers and other financial intermediaries.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the Fund and/or investors in the Fund, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the Fund and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount. As of the date of this Statement of Additional Information, the maximum amount of additional compensation that the Advisor is paying to any intermediary from its own assets was 0% of average daily net assets.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See “Portfolio Transactions and Brokerage.”  The Fund’s portfolio turnover rate for the fiscal years ended March 31, 2005, 2004, and 2003, was 25.46%, 24.18% and 16.94%, respectively.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Fund’s Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

The public offering price of Fund shares is the net asset value. Each Fund receives the net asset value. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form as discussed in the Fund’s Prospectus. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern time.

The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

Automatic Investment Plan

As discussed in the Prospectus, the Fund provides an Automatic Investment Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the Automatic Investment Plan are paid by the Fund. The market value of the Fund’s shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

How to Sell Shares

You can sell your Fund shares any day the NYSE is open for regular trading.

Delivery of Redemption Proceeds

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund’s Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders must have selected telephone transactions privileges on the Account Application when opening a Fund account. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder’s latest Account Application or as otherwise properly specified to the Fund in writing.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, an investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Transfer Agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus. The Telephone Redemption Privilege may be modified or terminated without notice.

Redemptions-in-Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution-in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution-in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. The Fund does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sales price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and asked prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. All other assets of the Fund are valued in such manner as the Board, in good faith, deems appropriate to reflect their fair value.

The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share. An example of how the Fund calculated its net asset value per share as of March 31, 2005 is as follows:

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$12,984,302	=	$33.86
383,458

ANTI-MONEY LAUNDERING PROGRAM

The Trust, on behalf of the Fund, has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT ACT”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and transfer agent have established proper-anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Fund, maintains portfolio holdings disclosure policies (“Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. The Advisor has also adopted the Policies. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Policies, which would be for a legitimate business purposes and would always include a duty of confidentiality and a duty not to trade on such information in the case of non-public disclosure. The Advisor and the Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Advisor, Distributor or any other affiliated person of the Fund. After due consideration, the Advisor and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, or custody of the Fund. Pursuant to the Policies, the Trust’s Chief Compliance Officer, President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s Chief Compliance Officer, (2) by considering reports and recommendations by the Trust’s Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under Investment Company Act), and (3) by considering to approve any amendment to these Policies. The Board reserves the right to amend the Policies at any time without prior notice in their sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Fund also discloses its calendar quarter-end top 10 holdings (“top 10 holdings”) on its website at https://www.hestercapital.com/HESTER/WEB/me.get?web.websections.show&SCH5185_192 within 15 calendar days of the calendar quarter-end. The top 10 holdings for the Fund will remain posted on the website at least until the date of the next required regulatory filing with the SEC. The Fund may provide separately to any person, including rating and ranking organizations such as Lipper and Morningstar, the Fund’s top 10 holdings commencing the day after it is first published on the Fund’s website. In addition, the Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

The Advisor may not receive compensation in connection with the disclosure of information about Fund portfolio securities. In the event of a conflict between the interests of the Fund and the interests of Advisor or an affiliated person of the Advisor, the Chief Compliance Officer (“CCO”) of the Advisor, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Fund’s Board of Trustees at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: Fund Administrator, Fund Accountant, Custodian, Transfer Agent, auditors, counsel to the Fund or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, in accordance with the Policies, when the Fund has a legitimate business purpose and when the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Advisor, its affiliates or employees or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

PERFORMANCE INFORMATION

Performance information in the Fund’s Prospectus is calculated in accordance with the methods discussed below.

Average Annual Total Return

Average annual total return quotations used in the Fund’s Prospectus are calculated according to the following formula:

P(1+T)n = ERV

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in the Fund’s Prospectus will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the Prospectus for publication. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions)

The Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1+T)n = ATVD

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVD” equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after Taxes on Distributions and Redemptions)

The Fund’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P(1+T)n = ATVDR

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVDR” equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period after taxes on distributions and redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted a Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. The Advisor has adopted a Proxy Voting Policy that underscores the Advisor’s concern that all proxies voting decisions be made in the best interests of the Fund and to maximize portfolio values over time. The Advisor’s policy is attached at Appendix C.

The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX for the Fund is available without charge, upon request, by calling toll-free (866) 811-0215 and on the SEC’s website at www.sec.gov.

GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on February 24, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue a limited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

Shares issued by the Fund have no preemptive, conversion or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund’s assets for any shareholder held personally liable for obligations of the Fund or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Boards of the Trust, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

The annual report to shareholders of the Fund for the fiscal year ended March 31, 2005 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent registered public accounting firm appearing therein are incorporated by reference in this SAI.

APPENDIX A
CORPORATE BOND RATINGS*

Moody’s Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Ratings Group

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

*Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

APPENDIX B
COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

Prime-1: Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor’s Ratings Group

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

APPENDIX C

HCM PROXY VOTING POLICY

Objective

HCM recognizes that corporate governance and shareholder proposals can directly affect shareholder values. The purpose of this policy is to ensure that HCM proxies are voted in the best interest of HCM clients so as to maximize portfolio values over time.

Delegation

The Chief Investment Officer (CIO) has the responsibility for proxy voting and administration. The CIO may delegate such responsibility to professional members of the investment staff who are qualified to analyze proxy issues and exercise prudence when discretion is required to vote proxies. The CIO or designees are responsible for insuring that they understand thoroughly the issues that arise in how proxies are voted. When appropriate, the CIO or the designee may consult with consultants or advisors.

HCM has employed an independent third party, ISS (Institutional Shareholder Services) to provide proxy analyses. HCM acts as the Investment Advisor for a domestic investment fund (the Hester Total Return Fund). In this regard, in the event of a conflict of interest relative to the Fund, HCM would vote in accordance with the established guidelines or utilize the recommendation of the independent third party. (This paragraph added 3/11/05.)

Control

The CIO or the designee will vote proxies in a timely manner in accordance with this policy unless it is in the best interest of HCM’s clients to vote otherwise. The staff will maintain a record of votes on all proxy issues. If a proxy item on a substantial issue is voted for which no standard exists in this policy, a proxy exceptions report will be prepared and maintained in the proxy file. The exceptions report will document the reasons behind the vote and date of each corporate meeting at which the exception votes were cast. For the purposes of this policy, an issue is considered “substantial” when an outcome of the proposal could reasonably be expected or perceived to have a probable impact on the longtime value of HCM’s clients’ holdings in the company. The following items shall be maintained in a readily accessible record in the form of the proxy-voting file:

1.
A record of all proxies voted during the preceding five years will be maintained in an easily accessible place, to include two years of records retained in the proxy-voting file onsite in HCM’s offices. The file will contain a copy of how a proxy was voted, alphabetized by company name and grouped together chronologically by year.

2.	Any exceptions to the proxy policy will also be contained in this file.

3.	A record of any proxies received but not voted due to special circumstances, including untimely receipt, re-registration or blocking.

Use of Independent Service(s)

Use of an outside service(s) to administer and vote proxies in accordance with HCM’s proxy voting policy is authorized. The contract with such an agency will incorporate HCM’s proxy voting policy. As stated above, HCM has employed an independent third party, ISS (Institutional Shareholder Services) to provide proxy analyses, which includes voting recommendations only and does not include administration or voting of the proxies.

Specific Voting Standards

The following proxy issues are governed by a “For or Against” standard:

Corporate Governance Issues

w	Approve classified board Against
w	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote For
w	Eliminate or Limit Shareholders’ Right to Call a Special Meeting Against
w	Eliminate of Limit Shareholders’ Right to Act By Written Consent Against
w	Adopt or Increase Super Majority Vote Requirement Against
w	Allow Board to Consider Non-financial Effect of Merger Against
w	Adopt Fair Price Provision Against

Board of Directors Related Corporate Governance Issues

w	Restore or Provide for Cumulative Voting For
w	Require Majority of Independent Directors on Board For
w	Adopt Director Indemnification Provision For
w	Adopt Director Liability Provision For
w	Vote for Director(s) Missing 75% or More of Meetings Against

Compensation Issues

w	Allow for Repricing or Exchange of Underwater Options Against

Routine Corporate Administrative Issues

w	Ratification or Appointment of Auditors For
w	Motion to Adjourn Meeting Against
w	Other Business Against

Stock-related Corporate Governance Issues

w	Eliminate Pre-emptive Rights For

General Voting Standards

Certain proxy issues involve complex business matters that require subjective decision-making. These proxy issues will be voted on a case-by-case basis using the standards outlined below. Other proxy issues not mentioned in this policy will be voted in the best interest of HCM’s clients.

Board of Directors-Related Corporate Governance Issues

w	Election of Directors and Compensation of Corporate Boards & Committees

HCM will generally vote with management but will monitor the make up of corporate boards of directors, as well as the relative numbers of inside and independent directors serving on the audit, compensation and nominating committees of such boards. If it is perceived that it is in the shareholders’ best interest to seek a greater number of independent directors on a board or its committees, HCM will vote in a manner to encourage an increase in the number of independent directors required on the board or committees.

w	Increase or Reduce Size of Board

HCM will generally vote for management proposals related to the size of boards given a reasonable explanation for the change.

Compensation Issues

w	All Other Compensation Issues Including Stock Options, Stock Purchase Plans and Bonus Plans

HCM generally supports compensation packages which represent long-term incentives, are related to objective performance measures and which reflect the requirements and best practices of the current marketplace. HCM generally supports integrated, competitive compensation packages, which are governed by objective, performance-based standards for setting executive compensation levels.

Restructurings

w	Mergers, Acquisitions, Restructurings or Sale of Assets

Proposals to restructure, merge with, be acquired by, or sell significant assets, or acquire significant assets of other companies submitted for shareholder approval will be evaluated individually, using the assistance of HCM’s investment staff to determine whether the transaction is in the best interest of HCM’s clients.

w	Reincorporation

HCM proxies will be voted against proposals to reincorporate in a different jurisdiction if a reincorporation would likely result in a significant adverse effect on shareholder rights or values. HCM proxies may be voted for proposals to reincorporate that would likely result in more effective and less costly corporate governance without significantly affecting shareholder rights or values.

Stock-Related Corporate Governance Issues

w	Increase, Decrease, Amend and Authorize Common or Preferred Stock

HCM will support proposed changes in capital structure so long as the number of shares that would be authorized to be issued is reasonable in relation to the purposes for which the authorization is requested, a legitimate business purpose exists, and the proposal is not opposed to the best interest of HCM’s clients. As an example, it is often reasonable for a company to increase the number of authorized shares to implement a stock split, pay a stock dividend, raise new capital, effect a merger or acquisition or make shares available for stock option plans. HCM will specifically not support shareholder proposals involving a) private issues of additional equity or equity type securities that would be issued as an anti-takeover measure, b) a change of control that is reasonably expected not to be in the best interest of HCM’s clients, c) excessive dilution of common shares providing no clear benefit to the company, d) any new issue or increase in previously issued blank check preferred stock (preferred stock with rights to be determined by the board at the time of issuance), or e) an increase in dual class shares.

w	Approved Common/Preferred Stock Issuance

a)	Authorization of Preferred Stock

HCM will support a new class of preferred stock only if the issuance has a specific business purpose and only after evaluation of the rights and preferences of holders of the new preferred stock including any limitations on payments to the common shareholders. HCM proxies will not be voted in favor of issuing blank check preferred stock.

b)	Authorization of Common Stock

HCM will vote proxies in favor of issuing new classes of common stock when there is a clearly specified rationale that promotes the interest of existing shareholders or at least not opposed to such interests. Because the creation of new classes of common stock may affect dividend, conversion, or other rights of existing shareholders, the proposal will be evaluated considering all relevant facts and circumstances.

c)	Share Repurchases

HCM will generally support share repurchase plans so long as they have a rationale that promotes long term interest of the shareholders.

d)	Approve or Reverse Stock Split

HCM will generally support stock split proposals so long as they have a rationale that promotes the long-term interest of existing shareholders.

Social/Political Issues

w	Social or Political Proposals

HCM’s proxy voting decisions may not be based on personal views concerning social or political issues. Prudent portfolio management may have or require consideration of such matters when the investment staff could reasonably believe that adoption or rejection of social or political proposals submitted to shareholders might be expected to have a significant adverse effect on the value of a portfolio security. HCM will generally support management recommendation on social or political shareholder proposals so long as they are not, in the reasonable opinion of the CIO or the designee in light of all relevant circumstances, opposed to the best long-term interests of the company and do not diminish significantly the rights or prerogatives of shareholders. Because the duty of HCM is to obtain the highest investment return commensurate with acceptable levels of risk, social or political considerations should not take precedence over economic risk and return considerations.

Conflicts of Interest

Where a proxy proposal raises a material conflict between HCM’s interests and a client’s interest, including a mutual fund client, HCM will resolve such a conflict in the manner described below:

1.
Vote in Accordance with the Guidelines. To the extent that HCM has little or no discretion to deviate from the Guidelines with respect to the proposal in question, HCM shall vote in accordance with such pre-determined voting policy.

2.
Obtain Consent of Clients. To the extent that HCM has discretion to deviate from the Guidelines with respect to the proposal in question, HCM will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of HCM’s conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, HCM will abstain from voting the securities held by that client’s account.

3.
Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct HCM to forward all proxy matters in which HCM has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. Where such independent third party’s recommendations are received on a timely basis, HCM will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendations are not timely received, HCM will abstain from voting the securities held by that client’s account.

HCM will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflict of interest so identified by HCM will be addressed as described above.

PART C

OTHER INFORMATION
(Hester Total Return Fund)

Item 23. Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on July 27, 2005 and is incorporated herein by reference.

(b)	Amended and Restated Bylaws was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on February 18, 2003 and is incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Declaration of Trust and Bylaws.

(d)	Investment Advisory Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on June 9, 2003 and is incorporated herein by reference.

(e)	Form of Distribution Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts is not applicable.

(g)	Form of Custody Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on March 27, 2003 and is incorporated herein by reference.

(h)	Other Material Contracts

(i)	Form of Fund Administration Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(ii)	Form of Transfer Agent Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(iii)	Form of Fund Accounting Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(vi)	Power of Attorney was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on October 25, 2002 and is incorporated herein by reference.

(v)	Operating Expenses Limitation Agreement was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on July 27, 2004 and is incorporated herein by reference.

(i)	Opinion and Consent of Counsel was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on July 26, 1999 and is incorporated herein by reference.

(j)	Consent of Independent Registered Public Accountants is filed herewith.

(k)	Omitted Financial Statements is not applicable.

(l)	Agreement Relating to Initial Capital is not applicable.

(m)	Rule 12b-1 Plan is not applicable.

(n)	Rule 18f-3 Plan is not applicable.

(o)	Reserved.

(p)	(i) Code of Ethics for Registrant - was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 24, 2005 and in incorporated herein by reference.

    (ii)   Code of Ethics for Advisor is filed herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification.

Reference is made to Article VII of the Registrant’s Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 29, 1995), Article VI of Registrant’s Amended and Restated Bylaws (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 18, 2003), and Paragraph 6 of the Distribution Agreement (previously filed with the Registration Statement on Form N-1A (File No. 33-12213 on February 12, 2002). With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 26. Business and Other Connections of the Investment Advisor.

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission ("SEC"), dated February 7, 2005. The Advisor’s Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 27. Principal Underwriter.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Jacob Internet Fund Inc.
AIP Alternative Strategies Funds	The Jensen Portfolio, Inc.
Allied Asset Advisors Funds	Julius Baer Investment Funds
Alpine Equity Trust	The Kensington Funds
Alpine Income Trust	Kirr, Marbach Partners Funds, Inc.
Alpine Series Trust	LKCM Funds
Brandes Investment Trust	Masters’ Select Funds
Brandywine Blue Fund, Inc.	Matrix Advisors Value Fund, Inc.
Brazos Mutual Funds	Monetta Fund, Inc.
Bridges Investment Fund, Inc.	Monetta Trust
Buffalo Funds	The MP 63 Fund, Inc.
Buffalo Balanced Fund, Inc.	MUTUALS.com
Buffalo High Yield Fund, Inc.	Nicholas Equity Income Fund, Inc.
Buffalo Large Cap Fund, Inc.	Nicholas Family of Funds, Inc.
Buffalo Small Cap Fund, Inc.	Nicholas Fund, Inc.
Buffalo USA Global Fund, Inc.	Nicholas High Income Fund, Inc.
Country Mutual Funds Trust	Nicholas II, Inc.
Cullen Funds Trust	Nicholas Limited Edition, Inc.
Everest Funds	Nicholas Money Market Fund, Inc.
FFTW Funds, Inc.	NorCap Funds
First American Funds, Inc.	Optimum Q Funds
First American Investment Funds, Inc.	Permanent Portfolio Funds
First American Strategy Funds, Inc.	PRIMECAP Odyssey Funds
Fort Pitt Capital Funds	Professionally Managed Portfolios
The Glenmede Fund, Inc.	Prudent Bear Funds, Inc.
The Glenmede Portfolios	The Purisima Funds
Guinness Atkinson Funds	Rainier Investment Management Mutual Funds
Harding, Loevner Funds, Inc.	Summit Mutual Funds, Inc.
The Hennessy Funds, Inc.	Thompson Plumb Funds, Inc.
Hennessy Mutual Funds, Inc.	TIFF Investment Program, Inc.
Hotchkis and Wiley Funds	Trust For Professional Managers
Intrepid Capital Management Funds Trust	Wexford Trust

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Donna J. Berth	Treasurer	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	Treasurer
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c)	Not applicable.

Item 28. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank, National Association 425 Walnut Street Cincinnati, OH 45202
Registrant’s Investment Advisor	Hester Capital Management, LLC 1301 S. Mo-Pac Expressway, Suite 350 Austin, TX 78746

Item 29. Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 30. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on July 28, 2005.

Professionally Managed Portfolios

By: Robert M. Slotky*
Robert M. Slotky
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 212 to its Registration Statement has been signed below by the following persons in the capacities and on July 28, 2005.

Signature Title

Steven J. Paggioli*
Steven J. Paggioli	Trustee

Dorothy A. Berry*
Dorothy A. Berry	Trustee

Wallace L. Cook*
Wallace L. Cook	Trustee

Carl A. Froebel*
Carl A. Froebel	Trustee

Rowley W. P. Redington*
Rowley W. P. Redington	Trustee

Robert M. Slotky*
Robert M. Slotky	President

/s/ Eric W. Falkeis
Eric W. Falkeis	Treasurer and Principal Financial and Accounting Officer

* By /s/ Eric W. Falkeis
  Eric W. Falkeis
Attorney-in-Fact pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Tait, Weller & Baker	EX-99.j.
Code of Ethics for Hester Capital Management, LLC	EX-99.p.ii